Syntax ETF Trust

Syntax Stratified LargeCap ETF

Supplement dated September 16, 2019 to the
Statement of Additional Information,

dated May 1, 2019, as amended

Effective immediately, this Supplement amends certain information in the Fund’s Statement of Additional Information dated May 1, 2019, as amended (the “SAI”) as indicated below.

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David Jaffin has been elected Treasurer of the Syntax ETF Trust (the “Trust”) and Brandon Kipp has been elected Chief Compliance Officer of the Trust. Accordingly, the table under the heading “OFFICERS” in the “MANAGEMENT OF THE TRUST” section of the SAI is deleted in its entirety and replaced with the table below.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
OFFICERS
Rory Riggs (1953)	Chief Executive	Since 2018	See Trustee table above
Kathy Cuocolo (1952)	President	Since 2018	See Trustee table above
David Jaffin (1954)	Treasurer	Since 2019	Partner, B2B CFO® (January 2019 to present); Chief Financial Officer, Poliwogg Holdings, Inc. (October 2012 to August 2018).
Carly Arison (1990)	Secretary	Since 2018	Vice President, Syntax Advisors, LLC and predecessor companies (2012 to present)
Brandon Kipp (1983)	Chief Compliance Officer	Since 2019	Director, Foreside Financial Group, LLC (since May 2019); Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (from July 2017 to May 2019); Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017).

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The table under the heading “CREATION AND REDEMPTION TRANSACTION FEES” in the “PURCHASE AND REDEMPTION OF CREATION UNITS” section of the SAI is deleted in its entirety and replaced with the table below.

FUND	TRANSACTION FEE	MAXIMUM TRANSACTION FEE
Syntax Stratified LargeCap ETF	$1,250	$2,000

You should retain this Supplement for future reference.